                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), and HSBC MORTGAGE CORPORATION
(USA)., a Delaware corporation (the "Servicer"), having an office at 2929 Walden Avenue, Depew, NY 14043, and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and U.S. Bank National Association, a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain mortgage loans (the "Mortgage Loans") from the Servicer pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, by and between the Bank and the Servicer (the "Servicing Agreement"), which is annexed hereto as Exhibit B.

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Bank pursuant to the Servicing Agreement.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2005 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit C, the Bank has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations under the Servicing Agreement to the Seller, and the Seller has accepted such assignment.

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2005 (the "Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of November 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that Deutsche Bank National Trust Company will act as custodian (the "Custodian") of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2005, between the Custodian and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsections 11.04 and 11.14 of the Servicing Addendum to the Servicing Agreement (the "Servicing Addendum"), the remittance on December 19, 2005 to the Trust Fund is to include principal due after November 1, 2005 (the "Trust Cut-off Date") plus interest collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clause (b) of Subsection 11.14 of the Servicing Addendum. On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing on the preceding Record Date by the Master Servicer, acting in its capacity as Agent for the Trust Fund (a) all Monthly Payments due in the Due Period prior to such Remittance Date and received by the Servicer prior to the related Determination Date, plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.29, plus (c) any amounts attributable to Principal Prepayments received in the calendar month preceding the month in which the Remittance Date occurs, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayments in accordance with Subsection 11.04(xi), minus (vii) all amounts that may be withdrawn from the Custodial Account pursuant to Subsections 11.05(ii) through (v). The parties hereto acknowledge that the closing of the SARM 2005-22 mortgage securitization will take place on November 30, 2005 (the "Closing Date").

         5. Servicing Fee. The obligation of the Trust Fund to pay Servicing Fee set forth the Servicing Agreement is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds to the extent permitted by Subsection 11.05 of the Servicing Addendum to the Servicing Agreement) of the Monthly Payment collected by the Servicer or as otherwise provided under Subsection 11.05 of the Servicing Addendum.






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

         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-22 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Bank under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Subsection 14.01 of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Subsection 7.02 of the Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, Colorado 80112
                  Mail Stop Code 3195
                  Attention: E. Todd Whittemore, Master Servicing, SARM 2005-22
                  Telephone:  (720) 945-3422
                  Telecopier: (720) 945-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services LLC, Master Servicing
                                Payment Clearing Account
                  Account No.: 066-611059
                  Beneficiary: Aurora Loan Services LLC
                  For further credit to: SARM 2005-22





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

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  1 Federal Street
                  Boston, MA 02110
                  Attention:   Corporate Trust Services
                  Telephone:   (617) 603-6406
                  Telecopier:  (617) 603-6337

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 6th Floor
                  New York, New York  10019
                  Attention: Contract Finance - Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Dechert LLP
                  2929 Arch Street
                  Philadelphia, Pennsylvania 19104
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

















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         Executed as of the day and year first above written.

                                           LEHMAN BROTHERS HOLDINGS INC.,
                                                as Seller


                                           By:__________________________________
                                              Name:  Ellen Kiernan
                                              Title: Authorized Signatory


                                           HSBC MORTGAGE CORPORATION (USA),
                                              as Servicer



                                           By:__________________________________
                                              Name:
                                              Title:


ACKNOWLEDGED BY:

AURORA LOAN SERVICES LLC,
   as Master Servicer


By:______________________________________
   Name:  E. Todd Whittemore
   Title: Executive Vice President



U.S. BANK NATIONAL ASSOCIATION
as Trustee

By:___________________
Name:  Diana J. Kenneally
Title: Assistant Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement


1. Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations (which will be assigned pursuant to the Servicing Agreement), (iii) Whole Loan Transfers, Agency Transfers and Pass-Through Transfers, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. With the exception of the Servicing Addendum in Exhibit 8 of the Servicing Agreement, all other exhibits and all references to such exhibits shall be disregarded.

2. A new definition of "Best Efforts" is hereby added to Section 1 to immediately follow the definition of "Balloon Loan," to read as follows:

                  "Best Efforts": Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

3. The definition of "Determination Date" is hereby amended and restated in its entirety to read as follows:

                  "Determination Date": With respect to each Distribution Date, the fifteenth (15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

4. A definition of "Eligible Investments" is hereby added to Section 1 to immediately follow the definition of "Eligible Account," to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                            (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                            (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                            (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                            (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                            (vi)     a Qualified GIC;

                            (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                            (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that
                  (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or
                  (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

5. A definition of "Ginnie Mae" is hereby added to Section 1 to immediately follow the definition of "FNMA Guides," to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

6. The definition of "Monthly Advance" in Section 1 is hereby amended in its entirety to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.

7. The definition of "Mortgage Loan" in Section 1 is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and assigned to Lehman Brothers Holdings Inc. and is subject to this Agreement, being identified on the Mortgage Loan Schedule attached to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8.       A definition of "Mortgage Loan Remittance Rate" is hereby added to
         Section 1 to immediately follow the definition of "Mortgage Loan Package," to read as follows:

                  "Mortgage Loan Remittance Rate": With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

9. The definition of "Mortgage Loan Schedule" is hereby amended and restated in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the Servicing Agreement.

10. The definition of "Opinion of Counsel" in Section 1 is hereby amended by adding the following proviso at the end of such definition:

                  provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

11. A new definition of "Prepayment Interest Shortfall Amount" is hereby added to Section 1 to immediately follow the definition of "Preliminary Servicing Period," to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive; provided, however, that the Servicer's aggregate obligations to pay the Prepayment Interest Shortfall Amount for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month.

12. The definition of "Principal Prepayment" is hereby amended and restated in its entirety to read as follows:

                  "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

13.      A new definition of "Principal Prepayment Period" is hereby added to
         Section 1 to immediately follow the definition of "Principal Prepayment," to read as follows:

                  "Principal Prepayment Period": The month preceding the month in which the related Remittance Date occurs.

14. A definition of "Qualified Depository" is hereby added to Section 1 to immediately follow the definition of "Purchase Price," to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, but no more than 365 days or
                  (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

15. A new definition of "Qualified GIC" is hereby added to Section 1 to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Servicer may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Servicer's interest therein
                  shall be transferable to any successor servicer or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

16. A new definition of "Rating Agency" is hereby added to Section 1 to immediately follow the definition of "Rate/Term Refinancing", to read as follows:

                  "Rating Agency": Moody's Investors Service, Inc., Fitch, Inc. or Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

17. A new definition of "Remittance Date" is hereby added to Section 1 to immediately follow the definition of "REMIC Provisions," to read as follows:

                  "Remittance Date": The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

18. A new definition of "Sarbanes Certifying Party" is added to Section 1 to immediately follow the definition of "Residential Dwelling" to read as follows:

                  "Sarbanes Certifying Party" means a Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

19. The definition of "Servicing Fee" in Section 1 is hereby amended in its entirety to read as follows:

                  "Servicing Fee:" With respect to each Mortgage Loan and for each month, an amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds to the extent permitted by Subsection 11.05 of the Servicing Addendum to the Servicing Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

20. The definition of "Servicing Fee Rate" in Section 1 is hereby amended in its entirety to read as follows:

                  "Servicing Fee Rate": 0.250% per annum.

21. The parties hereto acknowledge that Section 6 (Conveyance from Seller to Initial Purchaser) of the Servicing Agreement shall be (i) superseded by the provisions of the Custodial Agreement, and (ii) modified to indicate that the Servicer shall prepare and execute at the direction of Lehman Brothers Holdings Inc. any note endorsements in connection with the transfer of the Mortgage Loans to the Trust Fund as the Owner of the Mortgage Loans and that Lehman Brothers Holdings Inc. shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

22. Subsection 11.01 of the Servicing Addendum (Seller to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Master Servicer, the Trustee or the Trust; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

23. Subsection 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

                  (i) by replacing the period at the end of the first sentence of such Subsection and adding the following:

                  , titled "HSBC Mortgage Corporation (USA) in trust for the SARM 2005-22 Trust Fund". Each Custodial Account shall be held by a Qualified Depository and any such investments therein shall be Eligible Investments.

                  (ii) by adding the words "and in part" after the word "full" in the first sentence of Clause (xi)

24. Subsection 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended by replacing the references to "Purchaser" in such subsection with "Trust Fund" and replacing the word "and" at the end of such clause (vii) with the following:

                  provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

         such subsection is further amended by replacing the periods at the end of clauses (viii) and (ix) with semicolons and by adding the following new clauses (x) and (xi):

                           (x) to invest funds in the Custodial Account in
                  Eligible Investments in accordance with Subsection 11.04; and

                           (xi) to transfer funds to another Qualified
                  Depository in accordance with Subsection 11.09 hereof.

25. Subsection 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by replacing the period at the end of the first sentence of such Subsection and adding the following:

                  , titled "HSBC Mortgage Corporation (USA) in trust for the SARM 2005-22 Trust Fund". Each Custodial Account shall be held by a Qualified Depository and any such investments therein shall be Eligible Investments.

26. Subsection 11.08 of the Servicing Addendum (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies and LPMI Policies; Collections Thereunder) is hereby amended by adding the following paragraph at the end of such subsection:

                           The Servicer will notify the Master Servicer or
                  Lehman Brothers Holdings in the event that the LPMI Policy is terminated.

27. Subsection 11.13 of the Servicing Addendum (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "two years" in the penultimate sentence of the second paragraph thereof with "three years"; (ii) adding two new paragraphs after the fourth paragraph thereof to read as follows:

                           In the event that the Trust Fund acquires any REO
                  Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the Trustee and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes; and

         and (iii) by adding the following to the end of such Subsection:

                           Prior to acceptance by the Servicer of an offer to
                  sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) calendar days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

28. Subsection 11.14 of the Servicing Addendum (Distributions) is hereby amended by replacing the word "second" in the first sentence of the third paragraph with "first" and by adding the following after the second paragraph of such Subsection:

                           All distributions required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank, N.A.
                           New York, New York
                           ABA #: 021-000-021
                           Account Name: Aurora Loan Services LLC
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary: Aurora Loan Services LLC
                           For further credit to:  Aurora Loan Services,
                                                   SARM 2005-22

29. Subsection 11.16 of the Servicing Addendum (Statements to Purchaser) is hereby amended by replacing the last paragraph of such Subsection 11.16 in its entirety with the following paragraphs:

                           Beginning with calendar year 2006, the Seller shall
                  prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

                           The Servicer shall deliver or cause to be delivered
                  to the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Subsections 11.04 and 11.06 within 30 days of the Closing Date.

                           Not later than the tenth calendar day of each month,
                  the Servicer shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Servicer and the Master Servicer. The information required by Exhibit E-1 and Exhibit E-2 shall consist of that which is reasonably available to the Servicer as mutually agreed to by the Servicer and the Master Servicer. A data file containing information in Exhibit E-1 will be sent to a secured website for retrieval by the Purchaser.

                           The monthly statement shall include (a) with respect
                  to those Mortgage Loans covered by any PMI Policy, on a current and cumulative basis the amount of any (i) claims filed, (ii) claims payments made, (iii) claims denied, (iv) policies cancelled and (v) all such other information reasonably required by the Master Servicer and (b) the amount of any Monthly Advances made by the Servicer on such Monthly Remittance Date.

                           The Master Servicer may request that the Servicer
                  provide, at the Master Servicer's expense, an appraisal or a broker price opinion on any Mortgage Loan which is 90 days or more delinquent. The Servicer shall promptly, and in no event later than 15 calendar days after such request, deliver such appraisal or broker price opinion to the Master Servicer.

30. Subsection 11.23 of the Servicing Addendum (Statement as to Compliance) is hereby amended and restated in its entirety to read as follows:

                  Subsection 11.23  Annual Officer's Certificate.

                  (a) Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"), 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its own expense, will deliver to Lehman Brothers Holdings Inc., the Master Servicer and the Sarbanes Certifying Party a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                  (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Trust Fund, not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business
                  Day), or at any other time that the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Sarbanes Certifying Party for the benefit of the Trust Fund and the Sarbanes Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

31. Subsection 11.24 of the Servicing Addendum (Independent Public Accountants' Servicing Report) is hereby amended and restated in its entirety to read as follows:

                  Subsection 11.24  Annual Audit Report.

                  Not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to Lehman Brothers Holdings Inc., Master Servicer and the Sarbanes Certifying Party (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

32. Subsection 11.29 of the Servicing Addendum (Monthly Advances by the Seller) is hereby amended and restated in its entirety to read as follows:

                  Subsection 11.29  Monthly Advances by the Servicer.

                  On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Owner.

33. A new Subsection 11.30 to the Servicing Addendum (Recordation of Assignments of Mortgage) is hereby added to this Agreement to read as follows:

                  At the expense of Depositor, the Servicer shall (i) prepare an Assignment of Mortgage in favor of the Trustee as to each Non-MERS Mortgage Loan, and (ii) as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office) cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

34. A new Subsection 11.31 to the Servicing Addendum (Reporting Requirements of the Commission and Indemnification) is hereby added to this Agreement to read as follows:

                  Subsection 11.31     Reporting Requirements of the Commission
                  and Indemnification

                  Notwithstanding any other provision of this Agreement, the Servicer shall (i) agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the judgment of the Depositor, the Master Servicer and their respective counsel, to comply with any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission (collectively, "SEC Rules") provided that the Servicer is reasonably able to comply with such revised rules and (ii) upon request within reasonable timeframes intended to comply with the SEC Rules provide to the Depositor for inclusion in any periodic report required to be filed under the Exchange Act, such items of information regarding this Agreement and matters related to the Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the "Servicer Information"), provided, that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Depositor in its sole discretion and its counsel to be necessary or advisable to comply with any SEC Rules. Lehman Brothers Bank, FSB agrees to cooperate in good faith with the Servicer to negotiate the reimbursement of any material out-of-pocket fees or expenses incurred by the Servicer as a result of complying with the SEC Rules.

                  The Servicer hereby agrees to indemnify and hold harmless the Depositor, the Master Servicer, their respective officers and directors and each person, if any, who controls the Depositor or Master Servicer within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or
                  Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, the Master Servicer, their respective officers or directors and any such controlling person may become subject under the Securities Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, the Master Servicer, their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates solely to the information in the Servicer Information furnished to the Depositor or Master Servicer by or on behalf of the Servicer specifically in connection with this Agreement.

35. Four new paragraphs are hereby added at the end of Subsection 7.01 (Representations and Warranties Respecting the Seller) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Subsection 7.01 (i) through (vi) and (ix) through (xiv) are hereby restated as of the Closing Date and shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any breach of a representation or warranty set forth in Subsection 7.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 16.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Subsection 7.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating to
                  or arising out of the breach of any representations and warranties made in Subsection 7.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

36. Sections 13.01 (Additional Indemnification by the Seller) and 13.03 (Limitation on Liability of the Seller and Others) are replaced by the following:

                           The Servicer shall indemnify Lehman Brothers
                  Holdings, Inc., the Trust Fund, the Depositor, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certifications pursuant to Section 11.23 hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section
                  11.23. The Servicer immediately shall notify Lehman Brothers Holdings Inc., the Depositor, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Subsection 7.03, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Servicer and hold
                  it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           Neither the Servicer nor any of the directors,
                  officers, employees or agents of the Servicer shall be under any liability to Lehman Brothers Holdings Inc., the Trust Fund, the Depositor, the Trustee or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement and at the written instruction of Lehman Brothers Holdings Inc. or the Master Servicer, or for errors in judgment, provided, however, that this provisions shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligation in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

37. Section 13.04 (Seller Not to Resign) is hereby amended and restated in its entirety to read as follows:

                  Subsection 13.04 Limitation on Resignation and Assignment by Servicer

                  The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer, which opinion shall be in form and substance acceptable to the Trustee and the Master Servicer. No such resignation or assignment shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with
                  Section 16. Notwithstanding the foregoing, the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

38.      Subsection 14.01 (Events of Default) is hereby amended by:

                           (a) changing any reference to "Purchaser" to "Master
                  Servicer"; and

                           (b) amending subclause (vii) as follows: "the
                  Servicer at any time is neither a FNMA or FHLMC approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a FNMA or FHLMC approved servicer within 30 days of the absence of such approval; or".

39. Subsection 14.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer".

40. Section 15 (Termination) is hereby amended by replacing all references to "Purchaser" with "Trustee" and by adding the following paragraph to the end of such subsection:

                           At the time of any termination of the Servicer
                  pursuant to this Section 15, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 14 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

41. Section 16 (Successor to the Seller) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement pursuant to Subsections 13.04 or 14.01 or Section 15, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under Section 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, to the extent they are in not the possession of the Custodian, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Subsections 13.04 or
                  14.01 or Section 15 shall not affect any claims that (i) the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act, or
                  (ii) the Servicer may have against the Trust Fund, prior to any such termination or resignation.

                           The Servicer shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable out-of-pocket costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the out-of-pocket costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement. The Trust Fund shall be liable for all costs and expenses incurred in connection with any transfer of servicing hereunder, other than costs and expenses incurred in connection with a transfer of servicing for cause as stated above.

42.      A new Section 31 (Amendment) is hereby added to read as follows:

                  Section 31.       Amendment

                  This Agreement may be amended from time to time by written agreement by the Servicer and Lehman Brothers Holdings Inc., with the written consent of the Master Servicer and the Trustee.

43. A new Section 32 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Section 32.      Intended Third Party Beneficiaries.

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

44.      A new Section 33 (Acknowledgment) is hereby added to read as follows:

                           Section 33. Acknowledgment. The Seller hereby
                  acknowledges that the rights of Lehman Brothers Bank, FSB under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will constitute an assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Seller hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

45.      A new Section 34 is hereby added to read as follows:

                  Section 34. Amendment. This Agreement may be amended from time to time by written agreement signed by the Servicer and the Purchaser, with the written consent of the Master Servicer and the Trustee.

                                    EXHIBIT B

                               Servicing Agreement

                                See Exhibit 99.10

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule

On File at the offices of:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Steven Molitor
T-215-994-2777
F-215-994-2222

                                                             EXHIBIT E-1

                                                  FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                                           FORMAT
----------                          -----------                                                           ------
INVNUM                              INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                             SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                         BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                                    BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                                    REQUIRED
SCHEDPRIN                           SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                                    ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                                    REQUIRED, .00 IF NO COLLECTIONS
CURT1                               CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                           CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                            CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                               CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                           CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                            CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                             PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                             OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                           TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                            NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                                    .00 IF NOT APPLICABLE
TOTREMIT                            TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                         ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                                    ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                           ENDING TRIAL BALANCE                                                  Number two decimals
                                    .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                          ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                             60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                             ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                             INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                          Example .0700000 for 7.00%
SFRATE                              SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                          Example .0025000 for .25%
PTRATE                              PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                          Example .0675000 for 6.75%
PIPMT                               P&I CONSTANT, REQUIRED                                                Number two decimals
                                    .00 IF PAIDOFF


                                                                E-1-1

                                                             EXHIBIT E-2

                                          STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                    DESCRIPTION
----------                                    -----------

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage  NUMBER(6,5)                                                           The percent of coverage provided by the PMI
                                                                                        company in the event of loss on a defaulted
                                                                                        loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   DATE(MM/DD/YYYY)                                                      Actual date that the claim was submitted to
filed date                                                                              the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy DATE(MM/DD/YYYY)                                                      Actual date that the bankruptcy petition is
start date                                                                              filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   NUMBER(15,2)                                                          The amount of the claim that was filed by
amount filed                                                                            the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge  DATE(MM/DD/YYYY)                                                      Actual date that the Discharge Order is
date                                                                                    entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date   DATE(MM/DD/YYYY)                                                      Actual due date of the next outstanding
                                                                                        payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
complete date                                                                           are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
start date                                                                              are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first      DATE(MM/DD/YYYY)                                                      Actual date that foreclosure counsel filed
legal date                                                                              the first legal action as defined by state
                                                                                        statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure redemption
end date                                                                                period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy        VARCHAR2(2) 7=Chapter 7 filed  11=Chapter 11 filed                    Chapter of bankruptcy filed.
chapter                      12=Chapter 12 filed 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag   VARCHAR2(2) Y=Active Bankruptcy  N=No Active Bankruptcy               Servicer defined indicator that identifies
                                                                                        that the property is an asset in an active
                                                                                        bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case   VARCHAR2(15)                                                          The court assigned case number of the
Number                                                                                  bankruptcy filed by a party with interest in
                                                                                        the property.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim amount   NUMBER(15,2)                                                          The amount paid to the servicer by the PMI
paid                                                                                    company as a result of submitting an MI
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds    DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           the PMI company as a result of transmitting
                                                                                        an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan      NUMBER(10,2)                                                          Current unpaid principal balance of the loan
amount                                                                                  as of the date of reporting to Aurora Master
                                                                                        Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale      DATE(MM/DD/YYYY)                                                      Date that the foreclosure sale is scheduled
scheduled                                                                               to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/      DATE(MM/DD/YYYY)                                                      Actual date that the dismissal or relief
dismissal granted                                                                       from stay order is entered by the bankruptcy
                                                                                        court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of acceptance of an REO offer.
accepted
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure referral not related to loss
                                                                                        mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value VARCHAR2(15) BPO=Broker's Price Opinion  Appraisal=Appraisal          Name of vendor or management company that
source                                                                                  provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value DATE(MM/DD/YYYY)                                                      Date that the delinquency valuation amount
date                                                                                    was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag  VARCHAR2(2) Y=90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that identifies
                              N=Less than 90 days delinquent                            that the loan is delinquent but is not
                                                                                        involved in loss mitigation, foreclosure,
                                                                                        bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag  VARCHAR2(2) Y=Active foreclosure   N=No active foreclosure            Servicer defined indicator that identifies
                                                                                        that the loan is involved in foreclosure
                                                                                        proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense NUMBER(10,2)                                                          Total of all cumulative expenses advanced by
balance                                                                                 the servicer for non-escrow expenses such as
                                                                                        but not limited to: FC fees and costs,
                                                                                        bankruptcy fees and costs, property
                                                                                        preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-2

------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the loan was referred to
attorney referral                                                                       local counsel to begin foreclosure
date                                                                                    proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       NUMBER(15,2)                                                          Value obtained during the foreclosure
valuation amount                                                                        process. Usually as a result of a BPO and
                                                                                        typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Date that foreclosure valuation amount was
valuation date                                                                          completed by vendor or property management
                                                                                        company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       VARCHAR2(80) BPO=Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management company that
valuation source                                                                        provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A        DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011A claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B       DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011B claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/FHA Case   VARCHAR2(15)                                                          Number that is assigned individually to the
number                                                                                  loan by either HUD or VA at the time of
                                                                                        origination. The number is located on the
                                                                                        Loan Guarantee Certificate (LGC) or the
                                                                                        Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011A
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure sale was
actual sale date                                                                        held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan     VARCHAR2(15)                                                          Individual number that uniquely identifies
number                                                                                  loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type         VARCHAR2(2) 1=FHA Residential       2=VA Residential                  Type of loan being serviced generally
                              3=Conventional w/o PMI  4=Commercial                      defined by the existence of certain types of
                              5=FHA Project           6=Conventional w/PMI              insurance. (ie: FHA, VA, conventional
                              7=HUD 235/265           8=Daily Simple Interest Loan      insured, conventional uninsured, SBA, etc.)
                              9=Farm Loan             U=Unknown
                              S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval DATE(MM/DD/YYYY)                                                      The date determined that the servicer and
date                                                                                    mortgagor agree to pursue a defined loss
                                                                                        mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-3

------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag     VARCHAR2(2) Y=Active loss mitigation  N=No active loss mitigation     Servicer defined indicator that identifies
                                                                                        that the loan is involved in completing a
                                                                                        loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal  DATE(MM/DD/YYYY)                                                      The date that the mortgagor is denied loss
date                                                                                    mitigation alternatives or the date that the
                                                                                        loss mitigation alternative is completed
                                                                                        resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type     VARCHAR2(2)  L=Loss Mitigation                 LT=Litigation pending  The defined loss mitigation alternative
                               NP=Pending non-performing sale    CH=Charge off          identified on the loss mit approval date.
                               DI=Deed in lieu                   FB=Forbearance plan
                               MO=Modification                   PC=Partial claim
                               SH=Short sale                     VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure sale intended to aid in the
                                                                                        completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    DATE(MM/DD/YYYY)                                                      Name of vendor or management company that
date                                                                                    provided the loss mitigation valuation
                                                                                        amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal         Date that the loss mitigation valuation
source                                                                                  amount was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate    VARCHAR2(15)                                                          A number that is assigned individually to
number                                                                                  the loan by the PMI company at the time of
                                                                                        origination. Similar to the VA LGC/FHA Case
                                                                                        Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost         NUMBER(7,7)                                                           The current premium paid to the PMI company
                                                                                        for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status  VARCHAR2(1)   O=Owner occupied    T=Tenant occupied                   The most recent status of the property
                                U=Unknown           V=Vacant                            regarding who if anyone is occupying the
                                                                                        property. Typically a result of a routine
                                                                                        property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy     DATE(MM/DD/YYYY)                                                      The date that the most recent occupancy
date/Occupancy                                                                          status was determined. Typically the date
status date                                                                             of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan     NUMBER(10,2)                                                          Amount of the contractual obligations (ie:
amount                                                                                  note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-4

------------------------------------------------------------------------------------------------------------------------------------
Original value    NUMBER(10,2)                                                          Appraised value of property as of
amount                                                                                  origination typically determined through the
                                                                                        appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date  DATE(MM/DD/YYYY)                                                      Date that the contractual obligations (ie:
                                                                                        note and mortgage/deed of trust) of the
                                                                                        mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011B
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due DATE(MM/DD/YYYY)                                                      The post petition due date of a loan
date                                                                                    involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property          VARCHAR2(2) 1=Excellent           2=Good                              Physical condition of the property as most
condition                     3=Average             4=Fair                              recently reported to the servicer by vendor
                              5=Poor                6=Very poor                         or property management company.

------------------------------------------------------------------------------------------------------------------------------------
Property type     VARCHAR2(2)       1=Single family          2=Town house               Type of property secured by mortgage such
                  3=Condo           4=Multifamily            5=Other                    as: single family, 2-4 unit, etc.
                  6=Prefabricated   B=Commercial             C=Land only
                  7=Mobile home     U=Unknown                D=Farm
                  A=Church          P=PUD                    R=Row house
                  O=Co-op           M=Manufactured housing   24=2-4 family
                  CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of principal mtgr  Cause of delinquency as identified by
default               003=Illness of mtgr's family member                               mortgagor.
                      004=Death of mtgr's family member   005=Marital difficulties
                      006=Curtailment of income           007=Excessive obligations
                      008=Abandonment of property         009=Distant employee transfer
                      011=Property problem                012=Inability to sell property
                      013=Inability to rent property      014=Military service
                      015=Other                           016=Unemployment
                      017=Business failure                019=Casualty loss
                      022=Energy-Environment costs        023=Servicing problems
                      026=Payment adjustment              027=Payment dispute
                      029=Transfer ownership pending      030=Fraud
                      031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired      NUMBER(10,2)                                                          The projected value of the property that is
value                                                                                   adjusted from the "as is" value assuming
                                                                                        necessary repairs have been made to the
                                                                                        property as determined by the
                                                                                        vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-5

------------------------------------------------------------------------------------------------------------------------------------
REO list price    NUMBER(15,2)                                                          The most recent listing/pricing amount as
adjustment amount                                                                       updated by the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price    DATE(MM/DD/YYYY)                                                      The most recent date that the servicer
adjustment date                                                                         advised the agent to make an adjustment to
                                                                                        the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is) NUMBER(10,2)                                                          The value of the property without making any
                                                                                        repairs as determined by the vendor/property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual        DATE(MM/DD/YYYY)                                                      The actual date that the sale of the REO
closing date                                                                            property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag          VARCHAR2(7)     Y=Active REO       N=No active REO                    Servicer defined indicator that identifies
                                                                                        that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original      DATE(MM/DD/YYYY)                                                      The initial/first date that the property was
list date                                                                               listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original      NUMBER(15,2)                                                          The initial/first price that was used to
list price                                                                              list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales     NUMBER(10,2)                                                          The actual REO sales price less closing
proceeds                                                                                costs paid. The net sales proceeds are
                                                                                        identified within the HUD1 settlement
                                                                                        statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price   NUMBER(10,2)                                                          Actual sales price agreed upon by both the
                                                                                        purchaser and servicer as documented on the
                                                                                        HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled     DATE(MM/DD/YYYY)                                                      The date that the sale of the REO property
close date                                                                              is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date    DATE(MM/DD/YYYY)                                                      Date that the vendor or management company
                                                                                        completed the valuation of the property
                                                                                        resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source  VARCHAR2(15)   BPO=Broker's Price Opinion     Appraisal=Appraisal     Name of vendor or management company that
                                                                                        provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due   DATE(MM/DD/YYYY)                                                      The due date of the first scheduled payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due    DATE(MM/DD/YYYY)                                                      The due date of the next outstanding payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-6

------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The servicer defined date upon which the
broken/                                                                                 servicer considers that the plan is no
reinstated/closed                                                                       longer in effect as a result of plan
date                                                                                    completion or mortgagor's failure to remit
                                                                                        payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The date that both the mortgagor and
created date                                                                            servicer agree to the terms of a forbearance
                                                                                        or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number   NUMBER(9)                                                             Individual number that uniquely identifies
                                                                                        loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/   NUMBER(10,2)                                                          The positive or negative account balance
advance balance                                                                         that is dedicated to payment of hazard
                                                                                        insurance, property taxes, MI, etc. (escrow
                                                                                        items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval    DATE(MM/DD/YYYY)                                                      The actual date that the title approval was
letter received                                                                         received as set forth in the HUD title
date                                                                                    approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package     DATE(MM/DD/YYYY)                                                      The actual date that the title package was
HUD/VA date                                                                             submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds    DATE(MM/DD/YYYY)                                                      The actual date that funds were received by
received date                                                                           the servicer from the VA for the expense
                                                                                        claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim          DATE(MM/DD/YYYY)                                                      The actual date that the expense claim was
submitted date                                                                          submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    NUMBER(15,2)                                                          The amount of funds received by the servicer
received amount                                                                         from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    DATE(MM/DD/YYYY)                                                      The date that the funds from the specified
received date                                                                           bid were received by the servicer from the
                                                                                        VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted  DATE(MM/DD/YYYY)                                                      Actual date that the Notice of Election to
date                                                                                    Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code          VARCHAR2(5)                                                           US postal zip code that corresponds to
                                                                                        property location.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-7

------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency  VARCHAR2(3)         09=Forbearance          17=Preforeclosure sale    The code that is electronically reported to
status code       24=Drug seizure     26=Refinance            27=Assumption             FNMA by the servicer that reflects the
                  28=Modification     29=Charge-off           30=Third-party sale       current defaulted status of a loan. (ie: 65,
                  31=Probate          32=Military indulgence  43=Foreclosure            67, 43 or 44)
                  44=Deed-in-lieu     49=Assignment           61=Second lien
                  62=VA no-bid        63=VA Refund               considerations
                  65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy    64=VA Buydown
                                                              67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency  VARCHAR2(3) 001=Death of principal  002=Illness of principal mtgr     The code that is electronically reported to
reason code       mtgr                                004=Death of mtgr's family member FNMA by the servicer that describes the
                  003=Illness of mtgr's family member 006=Curtailment of income         circumstance that appears to be the primary
                  005=Marital difficulties            008=Abandonment of property       contributing factor to the delinquency.
                  007=Excessive obligations           011=Property problem
                  009=Distant employee transfer       013=Inability to rent property
                  012=Inability to sell property      015=Other
                  014=Military service                017=Business failure
                  016=Unemployment                    022=Energy-Environment costs
                  019=Casualty loss                   026=Payment adjustment
                  023=Servicing problems              029=Transfer ownership pending
                  027=Payment dispute                 031=Unable to contact  borrower
                  030=Fraud
                  INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance  NUMBER(10,2)                                                          Money submitted to the servicer, credited to
                                                                                        the mortgagor's account but not allocated to
                                                                                        principal, interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow NUMBER(10,2)                                                          Money held in escrow by the mortgage company
balance                                                                                 through completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number   NUMBER(10,2)                                                          Unique number assigned to a group of loans
                                                                                        in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------

                                     E-2-8

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


[Sarbanes Certifying Party]

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-22


                  Reference is made to the Reconstituted Servicing Agreement dated as of November 1, 2005 (the "Agreement"), by and between Lehman Brothers Holdings Inc. (the "LBH") and HSBC Mortgage Corporation (USA) (the "Servicer") and acknowledged by Aurora Loan Services, Inc. (the "Master Servicer") and U.S. Bank National Association, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Sarbanes Certifying Party, and for the benefit of its officer or director signing the certificate, and with the knowledge and intent that he or she will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                              HSBC MORTGAGE CORPORATION (USA)

                                              Name:    _________________________
                                              Title:   _________________________
                                              Date:    _________________________






                                       F-1